EXHIBIT 99.1

Morgan Joseph 2010 Best Ideas
Conference

June 9, 2010

Strategic Objectives
• L-1 is the premier identity management Company delivering customized and interoperable solutions and services that meet any ID program requirement
 – L-1 remains at the forefront of the latest advances in multi-modal biometric recognition capabilities as a means to uniquely identify individuals
 – L-1 advanced technologies are used to produce the most secure identification documents possible that serve as proof of identity
 – Today government consulting services address the most important areas of security and intelligence and L-1 will expand capabilities into new areas such as language analysis
• Practice strong operational, program and financial discipline
 – Exceptional program performance in support of customer’s vision
 – Achieve organic growth in the 10-15% range annually
 – Profitable, with solid margins and strong cash flow
• Strategic alternatives update
 – As L-1 has disclosed, L-1 and its financial advisors are continuing their discussions with a number of interested parties as part of the previously announced strategic alternative process
 – L-1 is satisfied with the progress of the process to date

Revenues
(in millions)
$1,000
$800
$600
$400
$200
$0
'05
'06
'07
'08
'09A
'10E

Adjusted EBITDA
(in millions)
$120
$100
$80
$60
$40
$20
$0
'05
'06
'07
'08
'09A
'10E

L-1 Market Position Today
• Providing industry- leading
     solutions and services to solve ID
     management challenges for
     customers in 40 countries
 – Multi-biometric recognition (finger, face, iris,
 full hand, vein)
 – Biometric solutions utilized for managing
 world’s largest and most complex identity
 databases
 – Government services design, develop and
 implement and run sophisticated global
 networks and IT systems
 – More than 2B identity documents produced
 to date with L-1 solutions
 – Largest civilian enrollment network in the
 U.S. and Canada

Evolution of Identity Management
Identity Related
Issues Emerge
Markets
Converge to
Meet the
Challenge
L-1 Emerges
as the First
Pure-Play
Provider

Security
Defense
Intelligence
Technology

Market Fundamentals

• Attractive identity market fundamentals
 – $5B global market, significant domestic / international growth opportunities
 – Industry analysts expect market growth of 15 - 20% annually through 2017
 – Global market expected to be >$9B by 2014 with significant growth in law enforcement, military, National ID, State and Local and transportation markets
• Government consulting services address the
 highly fragmented $45B U.S. Intelligence
 services market

Customers and Markets
Markets Served
 • U.S. and foreign
 military services
 • Law enforcement and
 public safety
 • Border management
 • Civilian programs
 • Critical infrastructure
Diverse Customer Base
% of FY09 Rev by Customer
S&L
33%
Intel
30%
DoD
10%
Int’l
7%
DHS
6%
Other
7%
DoS
7%

Market-Leading Technology
• 400 leading patents and applications in six areas
 related to identity
 – Fundamental biometric algorithms in face, finger, iris, skin,
 3D modalities
 – System architecture for scalability of matching and fusion
 – Imaging technology for biometric capture
 – Mobile biometric technology
 – Securing and producing credentials
 – Methodology and process patents for a wide range of ID solutions and applications

U.S. and Foreign Military Services

• Solutions and services trusted by American and foreign
 military services, defense and intelligence agencies to
 determine ally from enemy and establish identity
 dominance in areas of conflict
• Solution components
 – Protecting military personnel and
 civilian populations
 – Denying anonymity to adversaries
 – Assuring information superiority
• Programs of note
 – U.S. Department of Defense (DoD)
 Next Generation ABIS
 – U.S. Armed Forces rely on HIIDE and
 PIER; more than 13,000 units are in
 the theater of operation today
 – European Ministries of Defense
 incorporate the L-1 ABIS for multi-biometric enrollment, watchlist management and forensics / latent analysis capabilities

9
Law Enforcement and Public Safety
• L-1 technology and services are trusted solutions for law enforcement efforts and address public safety concerns of government agencies
• Solution components
 – Identity data management for inter- and intra-agency information sharing for criminal processing, crime solving and crime prevention
 – Criminal processing from an officer’s initial encounter of a potential suspect on the street through incarceration and eventual parole
 – Crime solving forensic analysis and investigative tools
 – Crime prevention through identifying known criminals in real-time before they can do harm
 – Enrollment services remove the burden of civilian fingerprinting from police stations
 – Advanced Concepts improves public safety information technology systems and networks

Border Management
• Solutions and services that facilitate faster and more
 secure border crossings
• Solution components
 – Enrolling, issuing and authenticating travel documents
 – Facilitating faster and safer frequent travel
 – Traveler screening
 – Securing restricted areas
• Programs of note
 – DHS contracts: transportation / Homeland Security
 – Exclusive provider - U.S. Border Crossing Card,
 Passport Card; sole source production - U.S. Passport
 – Face recognition platform supports U.S. Visa applicant
 processing and U.S. Passport services
 – Solutions used at more than 50 UAE border locations
 – Many international customs and immigration border
                 checkpoints
 – Automated Border Control for ePassport Holders

INSTITUTO FEDERAL ELECTORAL
REGISTRO FEDERAL DE ELECTORES
CREDENCIAL PARA VOTAR
PASSPORT
NEW ZEALAND
PASSPORT
URUWHENUA
AOTEAROA

Civilian Programs
• Solutions and services help safeguard a wide range of civil programs from identity-related fraud
• Solution components
 – Performing background checks for government licenses and permits
 – Enrolling and verifying participants in government
 entitlement programs
 – Issuing secure identity documents
• Programs of note
 – HAZPrint, TWIC
 – Andhra Pradesh Ration Cards, India
 – UN World Food Program
 – Produce more than 80 percent of U.S.
 State driver’s licenses
 – National IDs and Voter Registration Cards
 – Passports / ePassports

- Solutions and services that secure enterprises and protect critical infrastructure with optimal speed and convenience of access by employees and authorized visitors

Critical Infrastructure
• Solution components
 – Performing pre-employment background checks
 ▪ Financial services firms, healthcare organizations,
 educational institutions, casinos and gaming
 – Using biometrics to control access to buildings
 – Protecting information systems from cyber attack
• Programs of note
 – Major banks / enrollment services for FINRA submissions
 – Texas Board of Educator certification / enrollment services
 – World’s largest casino in Macao / finger and 3D face
 access control
 – A large international retailer / face recognition
 – Global transportation companies / government consulting
 services

- Biometric solutions capture, manage and move biometric data for accurate and rapid identification and tracking of persons of interest

THE WALL STREET JOURNAL.
Surge Targets Taliban Bastion
What's News—
EASING THE PAIN AFTER DISASTER
Homeland Security Today
Fighting the Taliban with Technology
Biometrics on the Battlefield
Plus...
The Next Pentagon
A peek at DHS' new headquarters
Can Cloud Computing be Secured?

• Solutions combine industry-leading ABIS® software
 with advanced biometric readers, capture and
 authentication devices, access control units
 – Mobile identification devices (HIIDE™, PIER ™, IBIS)
 – Access control systems
 – Iris recognition systems
 – Finger / full hand solutions (single, dual and
 tenprint fingers; palm, full hand)
 – Face solutions
 – Multi-biometric stations
• Playing an integral role in the world’s largest identity-
 related programs
 – Search and match capabilities for the DoD ABIS system
 – DoS Visa issuance program - 85 million record database
 – More than 13,000 mobile devices fielded in areas of conflict
 – De-duplication of >80 million records in the world’s largest biometric and demographic de-duplication exercise - India

Biometric Solutions

L-1 offers state-of-the-art hardware devices for biometric capture and can support other third-party devices.
Biometric data such as finger, face, palm, iris or latent finger/palm captured by the devices is sent to the ABIS software system for superior matching in single or multi-modal applications. Matching performance is further enhanced with ABIS Fusion, an L-1 technology combining finger, face, and iris searches into a single result.
ABIS
SOFTWARE
Hardware and software components are combined to create customized solutions that meet specific customer markets and requirements.
Law Enforcement
Civil
Commercial
Military
Border Management

L-1 IDENTITY SOLUTIONS

14
14
ABIS® System Solutions Platform

STATE DMV
ST USA
ENHANCED DRIVING LICENSE
SAMPLE
JANICE
123-45-6789
06/06/1957
06/06/2009
06/06/2005
UNITED STATES OF AMERICA
PASSPORT CARD
PASSPORT
United States
of America

L-1 IDENTITY SOLUTIONS

Secure Credentialing Solutions
• Secure end-to-end processes and advanced technologies used by thousands of government customers worldwide to produce the most secure identity documents possible
 – Driver’s Licenses, Enhanced Driver’s Licenses (EDLs)
 – Passports, U.S. Passport Cards, Border Crossing Cards
 – Voter Registration, National, Universal/Unique and WHTI Compliant Tribal ID Cards
• Solutions
 – Secure front and back office processes
 – Remote services
 – Self-service kiosks
 – Biometric recognition software
 – Automated knowledge and road skills testing
 – Secure production systems
 – Documents authentication
• Produced over two billion secure credentials to-date
 – 85 million driver’s licenses annually
• Over 80% of U.S. states use L-1 for secure driver’s license

Enrollment Services
• Enrollment services capture and submit biometric data and other information required for processing civilian applications for government-issued ID cards,
 Visas and Passports, permits and other entitlement benefits
 – Approx. 6M people processed to date; 2M annually
 – Largest network in the U.S. and Canada
 with more than 1,000 locations
• Complete outsourced solution
 – Secure self-service Web portal
 – Customized data collection and enrollment
 – Convenient locations near applicant populations
 – Direct electronic channeling and response
 – Integration with employee records
• Wide range of customers
 – More than 5,000 educational institutions and charitable / volunteer organizations
 – Nurses, doctors, home health care and nursing facility workers
 – Commercial drivers / TSA HAZPrint endorsement; Maritime workers / TWIC card
 – Regulated industries such as national banks, brokerage firms and financial institutions
 – Government humanitarian, health and welfare program enrollment

Government Services
Advanced Concepts
Information Technology
▪ Cyber security
▪ Information assurance
▪ Systems engineering
▪ Telecommunications R&D
▪ Public safety consulting
SpecTal
Intelligence Services
▪ Intelligence analysis
▪ Operations support
▪ Training
▪ Information technology
▪ Physical security
▪ Language analysts
▪ Systems engineering and integration
▪ GEOINT and MASINT science
▪ Intelligence analysis
▪ Operations capabilities
• More than 1,000 specialists,
 most holding top security
 clearances, expected to grow
 by 15 percent in 2010
• Intelligence playing larger
 and more important role in
 fighting the War on Terror
McClendon Engineering & Analytical

Financial Review

$800
$700
$600
$500
$400
$300
$200
$100
$0
$66
$164
$390
$563
$651
$750
24%
13%
FY05A
FY06A
FY07A
FY08A
FY09A
FY10E

** Reflects the midpoint of the guidance range
*** Organic growth represents the increase in revenues in the latest period, expressed as a percentage; it excludes revenues from businesses acquired both in the latest period and the prior period
**** Actual results may differ from estimated results, which are subject to the risks and uncertainties disclosed in the Company's filings with the Securities and
Exchange Commission
Strong Revenue and Organic Growth
Five Year Revenue CAGR - 63%
$ in Millions
Organic
Growth***
Revenue
**
****
6%
15%

Five Year Adjusted EBITDA CAGR - 81%

$120
$100
$80
$60
$40
$20
$-
$6
$4
($1)
$24
$7
$9
$60
$13
$40
$83
$23
$47
$97
$55
$35
$115
$60 $60
FY05A
FY06A
FY07A
FY08A
FY09E
FY10E *
EBITDA
Capital Expenditures
Unlevered Free Cash Flow

EBITDA %	10%	15%	15%	15%	15%	15%

L-1 IDENTITY SOLUTIONS

Solid Adjusted EBITDA and Strong Cash Generation
($ in millions)
*Actual results may differ from estimated results, which are subject to the risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission

$400M
$300M
$200M
$100M
5 Year Organic Growth CAGR: 21%
CY09
CY10
CY11
CY12
CY13
CY14

Cash Gross Margins
CY09
CY10
CY11
CY12
CY13
CY14

L-1 IDENTITY SOLUTIONS

DMV Franchise
L-1’s commitment to investing in its DMV franchise yields strong organic growth, visibility, cash flows and access to valuable adjacent markets
DMV Revenues
Base Card Issuance
DMV Cash Flows*
* Cash Gross Margins Less Capex
Web Portal Kiosk
Real ID Per Card
5 Year
Cum
48%
50%
54%
56%
57%
58%
$200M
$150M
$100M
$50M
$600M

Diverse Backlog
Enrollment Services
Secure Credentialing
Biometric Solutions
Government Consulting Services
17%
47%
4%
32%
Approximately $1.3 Billion of Total Backlog

Safe Harbor Statement
 This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by L-1 Identity Solutions, Inc. through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation
 Reform Act of 1995. These forward-looking statements reflect the Company's current views based on management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of government funding for L-1's products and solutions and the unpredictable nature of working with government customers, L-1’s federal, state, local and international contract awards and the size and timing of such awards, L-1’s performance on existing and future contracts, general economic and political conditions and other factors affecting spending by customers, generally. Additional risks and uncertainties are described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Defined Financial Terms
Adjusted EBITDA
 L-1 Identity Solutions uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted
 EBITDA is calculated by adding back to net income (loss) interest, income taxes, impairments of long-lived assets and goodwill, depreciation, amortization, stock-based compensation expense, including retirement plan contributions settled, or to be settled, in common stock. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes Adjusted
 EBITDA is useful to help investors analyze the operating trends of the business and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that
 Adjusted EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as impairments of long-lived assets and goodwill, amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, investors can evaluate the Company's operations and can compare its results on a more consistent basis to the results of other companies. Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance of its business units and management.
 L-1 Identity Solutions considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a useful measure of the Company's historical and prospective operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest income and expense, impairments of long lived assets and goodwill, stock based compensation expense, including retirement plan contributions settled, or to be settled, in common stock and income taxes, all of which impact the Company's profitability, as well as depreciation and amortization related to the use of long term assets which benefit multiple periods. L-1 Identity Solutions believes that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by the
 Company may not be comparable with similarly named measures provided by other entities.

Defined Financial Terms
Backlog
 L-1's backlog represents sales value of firm orders for products and services not yet delivered and for long term executed contractual arrangements (contracts, subcontracts, and customer commitments), the estimated future sales value of estimated product shipments, transactions processed and services to be provided over the term of the contractual arrangements, including renewal options expected to be exercised. L-1 may not realize the full amount of revenues reflected in backlog because L-1 is subject to the risks that clients may modify or terminate projects and contracts and may decide not to exercise contract options or the estimate of quantities may not.
Unlevered Free Cash Flow
 Unlevered free cash flow represents cash flow from operating activities, plus cash interest expenses and cash income taxes, less capital expenditures. L-1 believes unlevered free cash flow is a useful measure for assessing the company's liquidity, its ability to meet debt service requirements and making acquisitions. Unlevered free cash flow is not necessarily comparable to similar measures used by other entities and is not a substitute for GAAP measures of liquidity such as cash flows from operating.

Defined Financial Terms
CAGR
 Compound Annual Growth Rate (CAGR) is the year-over-year
 growth rate of an investment over a specified period of time. It is calculated by taking the nth root of the total percentage growth rate, where n is the number of years in the period being
 considered.
Organic Growth
 Organic growth represents the increase in revenues in the current period, expressed as a percentage. It excludes businesses
 acquired in 2008 for both 2008 and 2009.